EXHIBIT B






            MONTHLY PAYMENT INSTRUCTIONS
            AND NOTIFICATION TO THE
            TRUSTEE


            THE PRUDENTIAL BANK AND TRUST
            COMPANY



            PB&T MASTER CREDIT CARD TRUST
            II

            SERIES 1994-A


            The undersigned, a duly
            authorized representative of
            The Prudential Bank and Trust
            Company ("PB&T"), as Servicer
            pursuant to the Pooling and
            Servicing Agreement dated as
            of August 1, 1994, as amended
            July 31, 1997, and the Series
            1994-A Supplement dated as of
            August 10, 1994, as amended
            July 31, 1997,  (collectively,
            the "Pooling and Servicing
            Agreement") by and between
            PB&T and Bankers Trust as
            trustee, (the "Trustee"), does
            hereby certify as follows:

            A)	Capitalized terms used
            in this notice have their
            respective meanings set forth
            in the Pooling and Servicing
            Agreement; provided, that the
            "Preceding Monthly Period"
            shall mean the Monthly Period
            immediately preceding the
            calendar month in which this
            notice is delivered.
            References herein to certain
            sections and subsections are
            references to the respective
            sections and subsections of
            the Pooling and Servicing
            Agreement.  This notice is
            delivered pursuant to Section
            4.08 of the Pooling and
            Servicing Agreement.

            B)	PB&T is the Servicer
            under the Pooling and
            Servicing Agreement.

            C)	The undersigned is a
            Servicing Officer.

            D)	The date of this notice
            is a Determination Date under
            the Pooling and Servicing
            Agreement.


            I.	INSTRUCTION TO MAKE A
            WITHDRAWAL

            Pursuant to Section 4.08, the
            Servicer does hereby instruct
            the Trustee (i) to make a
            withdrawal from the Defeasance
            Account on September 12, 1997,
            which date is a Transfer Date
            under the Pooling and
            Servicing Agreement, in an
            aggregate amount as set forth
            below in respect to the
            following amounts and (ii) to
            apply the proceeds of such
            withdrawal in accordance with
            Section 4.08:

            A) 	Pursuant to subsection
            4.08 (a): (1) Interest at the
            Certificate Rate for the
            preceding Monthly Period on
            the Investor Interest
            ...........$2,288,187.50

            (2) Deficiency Amounts
            ...........$0.00

            B)	Pursuant to subsection
            12.05:

            (1) Pay to the
            Seller.....	$0.00

            Total
            ...........	$0.00



            II.	ACCRUED AND UNPAID
            AMOUNTS

            After giving effect to the
            withdrawals and transfers to
            be made in accordance with
            this notice, the following
            amounts will be accrued and
            unpaid with respect to all
            Monthly Periods preceding the
            current calendar month:


            A)	Subsection 4.08 (a): The
            aggregate amount of all
            Deficiency Amounts
            ...........	$0.00













            B-2


            IN WITNESS WHEREOF, the
            undersigned has duly executed
            this certificate this 5th day
            of September 1997.


            THE PRUDENTIAL BANK AND TRUST
            COMPANY, Servicer


            By: Name:   Robert R. Wood
            Title:  Vice President



































            B-3

            FORM OF MONTHLY
            CERTIFICATEHOLDER'S STATEMENT


            SERIES 1994-A

            THE PRUDENTIAL BANK & TRUST
            COMPANY


            PB&T MASTER CREDIT CARD TRUST
            II



            Under Section 5.02 of the
            Pooling and Servicing
            Agreement dated as of August
            1, 1994, as amended July 31,
            1997, and the Series 1994-A
            Supplement dated August 10,
            1994, as amended July 31,
            1997, (collectively, the
            "Pooling and Servicing
            Agreement") by and between The
            Prudential Bank & Trust
            Company ("PB&T") and Bankers
            Trust, as trustee (the
            "Trustee"), PB&T, as Servicer,
            is required to prepare certain
            information each month
            regarding current
            distributions to Series 1994-A
            Certificateholders and the
            performance of the PB&T Master
            Credit Card Trust (the
            "Trust") during the previous
            month.  The information which
            is required to be prepared
            with respect to the
            Distribution Date of September
            15, 1997 and with respect to
            the performance of the Trust
            during the month of August
            1997 is set forth below.
            Certain information is
            presented on the basis of an
            amount of $1,000 per series
            1994-A Certificate (a
            "Certificate").  Certain other
            information is presented based
            on the aggregate amounts for
            the Trust as a whole.
            Capitalized terms used in this
            Statement have their
            respective meanings set forth
            in the Pooling and Servicing
            Agreement.

            A.	Information Regarding
            the Current Monthly
            Distribution (Stated on the
            basis of $1,000 Original
            Certificate Principal Amount.)

            1.	The total amount of the
            distribution to
            Certificateholders on
            September 15, 1997, per $1,000
            original certificate principal
            amount
            ...........		$5.08

            2.	The amount of the
            distribution set forth in
            paragraph 1 above in respect
            of interest on the
            Certificates, per $1,000
            original certificate principal
            amount
            ...........	$5.08

            3.	The amount of the
            distribution set forth in
            paragraph 1 above in respect
            of principal of the
            Certificate, per $1,000
            original certificate principal
            amount
            ...........	$0.00








            B.	Information Regarding
            the Performance of the Trust

            1.	Permitted Investments
            Outstandings

            The aggregate amount in the
            Distribution Account of sales
            and maturities and interest
            payments , allocated in
            respect of the
            Certificates $2,288,187.50

            2.	Deficit Controlled
            Amortization
            Amount		$0.00




            THE PRUDENTIAL BANK AND TRUST
            COMPANY, Servicer


            By: Name:   Robert R. Wood
            Title:  Vice President






























            C-2 Schedule - to Monthly
            Servicer's Certificate with
            respect to the Series 1994-A
            Certificates


            THE PRUDENTIAL BANK & TRUST
            COMPANY
            ___________________________________________________

            PB&T MASTER CREDIT CARD TRUST
            II, SERIES 1994-A
            ___________________________________________________

            1.	Amount available in
            Distribution
            Account						$2,288,187.50

            2.	The amount of interest
            payable to the Series 1994-A
            Certificateholders on the
            Distribution Date in the
            current calendar month is
            equal to
            ..............................................						$2,288,187.50

            3.	The amount of principal
            payable to the Series 1994-A
            Certificateholders on the
            Distribution Date in the
            current calendar month is
            equal to
            ..............................................						$0.00

            4.	The sum of all amounts
            payable to the Series 1994-A
            Certificateholders on the
            Distribution Date in the
            current calendar month is
            equal to
            ..............................................						$2,288,187.50

            5.	To the knowledge of the
            undersigned, no Series 1994-A
            Pay Out event or Trust Pay Out
            Event has occurred except as
            described
            below:						None


            IN
            WITNESS WHEREOF, the
            undersigned has duly executed
            this certificate this 5th day
            of September 1997.




            THE PRUDENTIAL BANK AND TRUST
            COMPANY, Servicer


            By: Name:   Robert R. Wood
            Title:  Vice President